SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                Form 8-K

           Current Report Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):   June 1, 2000

                              Photronics, Inc.
         (Exact name of registrant as specified in its charter)




Connecticut                        0-15451                  06-0854886
(State or other                  (Commission              (IRS Employer
jurisdiction                      File Number)          Identification No.)
of Incorporation)





1061 East Indiantown Road, Jupiter, FL                             33477
Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:   (561) 745-1222



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       (Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets

     Photronics, Inc. ("Photronics"), AL Acquisition Corp., a wholly-owned subsidiary of Photronics ("Merger Sub"), and Align-Rite International, Inc. ("Align-Rite") entered into an Agreement and Plan of Merger dated as of September 15, 1999, as amended by Amendment No. 3 to the Agreement and Plan of Merger dated as of May 26, 2000, Amendment No. 2 dated as of March 27, 2000 and Amendment No. 1 dated as of January 10, 2000 (collectively, the "Merger Agreement"), pursuant to which Photronics would acquire Align-Rite in a merger transaction (the "Merger"). On June 7, 2000 the Merger was consummated and pursuant to the Merger Agreement, Merger Sub merged with and into Align-Rite, and Align-Rite survived such merger and became a wholly owned subsidiary of Photronics. In accordance with the Merger Agreement, each of the 4,731,232 shares of common stock, par value $.01 per share, of Align-Rite issued and outstanding as of June 7, 2000 was converted into .85 shares of common stock, par value $.01 per share, of Photronics. Cash will be paid in lieu of the issuance of any fractional shares of Photronics that would otherwise be issued. Any stock options to acquire Align-Rite common stock that had not been exercised as of June 7, 2000 became fully vested options to acquire Photronics common stock in accordance with the Merger Agreement.

     By virtue of the Merger, Photronics acquired all of Align-Rite's assets, including its property, plant and equipment that were used in
connection with Align-Rite's manufacture of photomasks.   Photronics
intends to continue the use such assets in the manufacture of photomasks.


Item 5. Other Events

     On June 1, 2000, Photronics sold one million of its unregistered common shares in a private placement to accredited institutional investors and will file a registration statement to register such investors' sale of the shares pursuant to the Securities Act of 1933, as amended. The proceeds of the sale, net of fees and expenses, amounted to $22 million.


Item 7. Financial Statements and Exhibits

       (a)  Financial statements of business acquired;

       (b)  Pro forma financial information

The financial statements required by this Item 7(a), (b) will be filed by amendment as soon as practicable, but not later than August 21, 2000.

       (c)  Exhibits

            See Exhibits Index

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PHOTRONICS, INC.



                                          /s/ ROBERT J. BOLLO
                                          --------------------
June 21, 2000                             By:  Robert J. Bollo
                                          Title: Vice President/ Finance &
                                                 Chief Financial Officer

                             EXHIBITS INDEX


Exhibit No.                  Description
-----------                  -----------

2.1 Agreement and Plan of Merger dated as of September 15, 1999 among Photronics, Inc. ("Photronics"), AL Acquisition Corp., a wholly-owned subsidiary of Photronics
                             ("Merger Sub"), and Align-Rite International, Inc. ("Align-Rite") was filed as Exhibit 2.1 to the Form 8-K of Photronics dated September 24, 1999, and is incorporated herein by reference.

2.2 Amendment No. 1 to Agreement and Plan of Merger dated as of January 10, 2000 among Photronics, Merger Sub and Align-Rite was filed as Exhibit 2.1 to the Form 8-K of Photronics dated January 14, 2000, and is incorporated herein by reference.

2.3 Amendment No. 2 to Agreement and Plan of Merger dated as of March 27, 2000 among Photronics, Merger Sub and Align-Rite was filed as Exhibit 2.1 to the Form 8-K of Photronics dated March 28, 2000, and is incorporated herein by reference.

2.4 Amendment No. 3 to Agreement and Plan of Merger dated as of May 26, 2000 among Photronics, Merger Sub and Align-Rite was filed as Exhibit 2.1 to the Form 8-K of Photronics dated May 31, 2000, and is incorporated herein by reference.